UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Emerging Markets Equity Fund
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective January 4, 2018, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS AM”) as co-sub-advisers to the Fund.
For the since inception period ended December 31, 2018, the Fund (Institutional Class shares) returned -21.02%, relative to a -14.58% return for the MSCI Emerging Markets Index, the Fund’s benchmark index.
Lazard Commentary
Emerging market equities went through a difficult 2018 losing nearly 15% in the year in one of the most turbulent years since the global financial crisis. Investors faced a host of obstacles including rising U.S. interest rates and a strengthening U.S. dollar, ongoing trade wars, China’s slowing growth, Russian sanctions, elections in Brazil, Mexico, Venezuela and Colombia, President Erdogan’s battle with the Turkish central bank and the death of the journalist, Jamal Khashoggi. This sent valuations to multi- year lows, as the equity risk premium for owning emerging markets soared.
Despite significant variations in country returns, regional differences were relatively small. Latin American markets were the strongest region for the year losing 6.6%. Brazil was the strongest major Latin American market as shares rallied after the election of fiscal reform and populist candidate Jair Bolsonaro. Mexican shares fell over 15% as initial optimism over the populist candidate Andres Manuel Lopez Obrador faded with a number of decisions including the cancelation of the partially constructed Mexico City airport. Chilean stocks also fell sharply during the year after reaching all-time highs in January. Weakness in commodity prices and the collapse of oil at the end of the year adversely impacted shares.
European markets fell by 12.1 % for the year. Russian stocks, despite the implementation of sanctions and collapse in oil prices in December, was the strongest market in the region finishing off 0.7%. Turkey, which saw rampant inflation followed by an interest rate hike to 24%, fell by 41% in the year. The Lira fell sharply against the U.S. dollar.
Asian markets were the weakest region, largely influenced by the U.S./China trade war and fears of a weakening Chinese economy and their increasing debt load. The region fell over 15% in the year with Korea and China both suffering losses of nearly 20%. India and Malaysia were the strongest markets benefiting from the lack of trade tariffs and economic reforms, which appeared to produce a more favorable environment for investors. Taiwan shares also suffered as slowdown in technology demand especially from smartphones worried investors.
South Africa shares (-25%) continued to struggle as the country entered into a recession in 2018. This resulted in a delay in the implementation of President Cyril Ramaphosa’s reform agenda and ousting of his finance minister which unnerved investors.
Sector returns were diverse, with energy shares finishing up nearly 5%. Consumer discretionary and information technology shares reflected investor risk aversion and sold off approximately 20%.
Sector allocation benefitted the portion of the Fund sub-advised by Lazard as the underweight in consumer discretionary and overweight to information technology sector shares added value for the period. The underweight in financials and overweight in the real estate sectors detracted slightly. Stock selection accounted for the underperformance for the period. Selection was favorable in consumer staples and information technology. This was offset by poor results in financials and industrials.
Stocks that contributed to the year’s return included Yageo Corporation, the Taiwan electronics component manufacturer, which enjoyed a strong first half of the year. The industry’s continued appetite for mid and high-end components including ceramic capacitators and chip resistors along with chronic shortages have benefitted the company and allowed them to retain favorable pricing. After a difficult first quarter, LG Uplus, the Korean telecom, rebounded with a 17% gain for the year. They reported a solid increase in operating profits and substantial subscriber growth driven by its new data plan. Yuanta Financial, the Taiwan investment banking and brokerage concern, also recovered from a first quarter sell off. Their brokerage business continues to gain strength supported by a high level of market activity and interest from retail investors.
Detractors included Sberbank, which was hurt by the Russian sanctions, as the sanctions were expected to reduce loan demand. The company also reported weakening in their net-interest margins, which concerned investors. Turk Telekomunikasyon, the leading telecommunications firm in Turkey, fell on concerns over their ability to repay their non-lira denominated debt with the sharp fall in the Turkish lira. While they maintain outstanding debt, they are not unduly levered relative to their industry, in our view. Country Garden suffered after they reported two accidents resulting in a loss of life. The company announced a halt of all construction until inspections could be completed. The overhang coupled with weaker sales growth in the second half of 2018 caused a sharp selloff in the stock.
The emerging markets have undergone a difficult 2018 as rising U.S. interest rates and a weakening global economic outlook have reduced investor appetite for emerging market investment. The markets have rerated significantly in the past year and, in our view, represent an appreciable discount to developed markets especially given their growth potential. Political uncertainties continue to grab investment headlines and these will continue into 2019. While we expect that there will be a slowdown in global economic growth in 2019, we do not anticipate that it will be severe. The long-term opportunities afforded in emerging markets coupled with favorable prices should reward the patient, long-term investor.
UBS Commentary
2018 was a year of many headwinds for emerging markets equities which closed down -14.58% in U.S. dollars, underperforming developed markets equities down -8.7%. This includes trade tensions, a strong U.S. dollar and China domestic headwinds (e.g. deleveraging-led economic slowdown and increased regulations). Turkey (-41.4%) and South Africa (-24.8%) were amongst the weaker markets, casualties of their weak external positions in a strong U.S. dollar environment. Similarly, cyclical and tech heavy market Korea was down -20.9%, weighed down by concerns of a memory chip downturn and uncertainty around supply chain disruptions. Volatility could also be found in China (-18.9%) and Mexico (-15.5%); both were impacted by domestic headwinds. In contrast, Qatar and Peru were the only markets in positive territory.
Brazil also outperformed relative to the emerging market equities universe as it was positively impacted by the expectation of, and thereafter victory, by the more market friendly candidate in the presidential election.

The UBS sub-advised portion of the Fund's bottom-up approach to stock selection was challenged by the worsening of the U.S.-China trade situation and increased regulatory headwinds in China and India, which impacted some of the holdings. Brilliance China Auto was one of the largest detractors for the portion of the Fund sub-advised by UBS. Brilliance China Auto's shares fell as the opening up of the auto sector in China to foreign competition put revenues from Brilliance China Auto's joint venture with BMW at risk. This was exacerbated following BMW's announcement that it would increase its joint venture stake in Brilliance to 75%. Investors perceived the price paid to acquire the additional stake to be unfair to minority shareholders. Similarly, shares of Hikvision declined significantly over the period amid growing unease by foreign governments to use this Chinese surveillance company; this put a significant portion of revenues at risk. Negative stock selection within the energy sector also detracted amid holdings in Bharat Petroleum (India) and CNOOC (China). Shares of Bharat (sold over the period) fell on the back of India's government intervention in fuel prices that capped the company's ability to raise prices at the pump. As for CNOOC, shares declined following the oil price collapse in the fourth quarter of 2018 (with Brent Crude oil down -35.0% in U.S. dollars). Within the materials sector, the holdings in Posco and Lotte Chemicals (Korea), the latter sold during the period, were weighed down by concerns of a potential regional trade war which caused the materials sector, which is highly sensitive to global growth, to sell off. In contrast and reflective of the increased momentum behind Brazilian equities over the past few months, the holdings in Bradesco outperformed while benefiting from the rally fueled by the expectation of, and thereafter victory by, a more market friendly presidential candidate. This together with strong demand for premium iron ore and continued tight supply helped shares of Vale over the period as well. Elsewhere, shares of Lukoil also outperformed amid significant corporate governance improvement, while a weaker Ruble helped offset weaker oil prices.
The favorable cycle for emerging market equities that started in 2016, triggered by years of reduced capital expenditures helping to improve fundamentals, was paused in 2018 following several risk events materializing.
2018 was a year with many top-down issues. Some of the key ones in our view were:
U.S.-China trade tensions – At the start of 2018, this seemed to be about economics, however, this has since grown to become a geopolitical issue.
China's deleveraging and increasing regulation – China started a deleveraging campaign in 2017 which contributed to reduced credit to the private sector and a slowdown in the economy. There have also been regulatory headwinds in many industries including internet, education, and alcoholic beverages. These have combined to worsen investor sentiment in China.
The strength of the U.S. economy resulted in an outflows from emerging market assets back into U.S. dollar assets.
While some risks are moderating, some new risks are on the horizon for 2019 including an election cycle in several Asian countries: India, Thailand, and Indonesia. Also, policy risks in China are still present, notwithstanding the government's apparent change of attitude to the private sector. And there are still significant uncertainties on how the trade and geopolitical situation between U.S. and China will evolve despite the recent accommodative move by the Trump administration.
We believe the market has reasonably priced in the above risks with valuations now at relatively historically low levels based on book values. Overall, there are no major economic imbalances across emerging market and Asian countries with the exception of select countries such as Turkey and Argentina. Many countries are running current account surpluses and have low foreign exchange debt and high foreign exchange reserves. We believe there are few signs of overheating or overinvestment.
Within Asia, we see southeast Asia as a potential beneficiary of the trade conflict, as companies gradually diversify their production away from China. In China, we find several selected high quality companies which we view as cheap following the correction of 2018. India and Indonesia, despite the election cycle, we believe will remain amongst the best long term growth stories given demographics and under-penetration of consumer goods.
Outside of Asia, some improvements are possible in a few countries. Brazil has a new President with textbook policies but execution risks remain and valuations are already pricing in the positives. In Mexico, political uncertainties from the new administration's policies have impacted sentiments. Elsewhere, geopolitics and sanctions remains an overhang on Russia, while the outlook for South Africa could be moderately brighter if President Ramaphosa consolidates power and enacts reforms.
In conclusion, our analysis shows large opportunities exist in various sectors, including consumer, internet/e-commerce, and financials. While there are some vulnerable spots in emerging markets, we are mindful of these risks and have limited exposures to these areas.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 5, 2018 (inception) through December 31, 2018.
Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	N/A	N/A	-21.02%
Investor Class	N/A	N/A	-21.34%
Class L	N/A	N/A	-21.53%
(a) Fund commenced operations on January 5, 2018.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2018 (unaudited)
Sector	Percentage of Fund Investments
Financial	28.44%
Communications	16.29
Technology	16.02
Consumer, Non-cyclical	9.87
Basic Materials	9.02
Energy	7.47
Consumer, Cyclical	5.59
Industrial	3.49
Utilities	2.59
Diversified	0.60
Short Term Investments	0.62
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$ 880.60	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.48
Investor Class
Actual	$1,000.00	$ 878.50	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.26
Class L
Actual	$1,000.00	$ 877.70	$7.04
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.53
* Expenses are equal to the Fund's annualized expense ratio of 0.88% for the Institutional Class, 1.23% for the Investor Class and 1.48% for the Class L shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
COMMON STOCK
Basic Materials — 8.68%
28,412	Anglo American Platinum Ltd(a)	$ 1,059,277
838,000	China Oriental Group Co Ltd	499,491
945,000	Dongyue Group Ltd(a)	487,376
253,000	Formosa Chemicals & Fibre Corp	865,524
108,439	JSW Steel Ltd(a)	476,009
1,803	KCC Corp	498,244
11,804	LG Chem Ltd(a)	3,679,530
1,332,000	Maanshan Iron & Steel Co Ltd Class H	587,656
370,600	Mexichem SAB de CV	941,221
134,924	Mondi PLC	2,809,303
53,769	Novolipetsk Steel PJSC GDR	1,220,126
1,210,600	Petronas Chemicals Group Bhd	2,719,582
16,058	POSCO	3,512,394
164,500	PTT Global Chemical PCL	360,435
52,532	Severstal PJSC GDR	714,005
756,600	Sri Trang Agro-Industry PCL(a)	328,004
295,210	Vale SA(a)	3,869,996
327,500	Vale SA Sponsored ADR	4,319,725
1,792,000	Zijin Mining Group Co Ltd Class H	679,110
		29,627,008
Communications — 16.19%
369,300	Advanced Info Service PCL	1,958,392
10,579	AfreecaTV Co Ltd(a)	373,341
95,360	Alibaba Group Holding Ltd Sponsored ADR(a)	13,070,995
624,100	America Movil SAB de CV Class L	444,294
16,500	Autohome Inc Sponsored ADR(a)	1,290,795
3,800	Baidu Inc Sponsored ADR(a)	602,680
615,000	China Mobile Ltd	5,951,107
3,184,000	China Telecom Corp Ltd Class H	1,631,376
1,202,000	China Unicom Hong Kong Ltd(a)	1,280,619
188,096	LG Uplus Corp(a)	2,972,704
249,776	Magyar Telekom Telecommunications PLC	392,848
36,989	Naspers Ltd Class N	7,405,806
2,402	NCSoft Corp(a)	1,006,848
98,900	Sun TV Network Ltd	860,193
388,300	Tencent Holdings Ltd	15,563,200
7,300	YY Inc ADR(a)	436,978
		55,242,176
Consumer, Cyclical — 5.56%
645,600	AirAsia Group Bhd	462,796
77,000	ANTA Sports Products Ltd	368,627
635,500	BAIC Motor Corp Ltd Class H(b)	336,184
4,215	BGF retail Co Ltd(a)	769,366
220,260	Cebu Air Inc	306,406
Shares		Fair Value
Consumer, Cyclical — (continued)
115,000	Feng TAY Enterprise Co Ltd(a)	$ 656,883
332,000	Guangzhou Automobile Group Co Ltd Class H	330,994
5,253	Hotel Shilla Co Ltd(a)	360,314
4,798	Hyundai Department Store Co Ltd(a)	388,546
13,088	LG Corp(a)	819,674
18,105	LG Electronics Inc(a)	1,015,206
32,400	Lojas Renner SA(a)	353,474
220	LPP SA(a)	462,546
75,092	Mahindra & Mahindra Ltd	864,016
319,412	Mahindra & Mahindra Ltd Sponsored GDR	3,623,154
86,417	Mr Price Group Ltd	1,476,413
24,000	Poya International Co Ltd	247,303
175,000	President Chain Store Corp(a)	1,763,127
39,000	Shenzhou International Group Holdings Ltd	443,268
532,000	Sinotruk Hong Kong Ltd	802,050
904,700	Wal-Mart de Mexico SAB de CV	2,300,910
24,400	Yum China Holdings Inc	818,132
		18,969,389
Consumer, Non-Cyclical — 8.56%
70,114	Adcock Ingram Holdings Ltd	302,272
46,713	Astral Foods Ltd	519,257
148,000	CCR SA(a)	426,857
97,811	Cia Cervecerias Unidas SA(a)	1,259,197
29,074	Colgate-Palmolive India Ltd	559,352
994,000	CSPC Pharmaceutical Group Ltd	1,426,858
27,179	Divi's Laboratories Ltd	576,517
143,100	Estacio Participacoes SA	876,270
320,300	Fomento Economico Mexicano SAB de CV	2,754,172
107,366	Hindustan Unilever Ltd	2,797,581
8,690	Huons Co Ltd(a)	556,821
39,907	Jubilant Life Sciences Ltd	405,872
5,041	LG Household & Health Care Ltd(a)	4,982,103
4,104	Nestle India Ltd	651,174
19,800	Nestle Malaysia Berhad	705,155
12,700	New Oriental Education & Technology Group Inc Sponsored ADR(a)	696,087
1,191,500	Sino Biopharmaceutical Ltd	784,351
58,000	SLC Agricola SA	626,428
136,700	TAL Education Group Sponsored ADR(a)	3,647,156
236,700	Unilever Indonesia Tbk PT	748,829
1,512,000	Uni-President Enterprises Corp	3,430,211

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
137,800	YiChang HEC ChangJiang Pharmaceutical Co Ltd Class H(b)	$ 460,557
		29,193,077
Diversified — 0.60%
326,200	Alfa SAB de CV(a)	388,251
112,965	AVI Ltd	798,273
301,984	Haci Omer Sabanci Holding AS(a)	428,488
106,568	Tekfen Holding AS(a)	416,247
		2,031,259
Energy — 7.43%
1,348,000	China Petroleum & Chemical Corp Class H	960,868
305,500	China Shenhua Energy Co Ltd Class H	666,279
4,000,000	CNOOC Ltd	6,161,292
223,032	Coal India Ltd(a)	768,899
46,800	Cosan SA(a)	404,105
36,821	Exxaro Resources Ltd	355,202
177,103	Gazprom PJSC Sponsored ADR	782,795
35,482	Grupa Lotos SA	840,675
83,955	LUKOIL PJSC Sponsored ADR	5,989,350
121,562	MOL Hungarian Oil & Gas PLC	1,334,066
2,078,000	PetroChina Co Ltd	1,289,392
158,600	Petroleo Brasileiro SA Sponsored ADR(c)	2,063,386
24,524	Polski Koncern Naftowy ORLEN SA	710,552
173,400	PTT Exploration & Production PCL	617,764
37,739	Tatneft PJSC Sponsored ADR	2,396,426
		25,341,051
Financial — 27.32%
38,616	Absa Group Ltd	433,414
2,121,000	Agricultural Bank of China Ltd Class H	928,991
504,000	Air China Ltd	436,234
2,026,500	Ayala Land Inc	1,566,331
61,200	B3 SA - Brasil Bolsa Balcao(a)	422,856
468,200	Banco Bradesco SA ADR	4,630,498
163,600	Banco Santander Brasil SA	1,799,077
433,500	Bangkok Bank PCL(a)	2,705,506
257,500	Bank Central Asia Tbk PT	465,675
8,727,800	Bank Mandiri Persero Tbk PT	4,477,104
3,474,000	Bank of China Ltd Class H	1,497,650
9,073,300	Bank Rakyat Indonesia	2,311,498
118,400	BOC Aviation Ltd(b)	873,646
6,127	Capitec Bank Holdings Ltd	474,804
376,600	Central Pattana PCL	865,326
161,160	Chailease Holding Co Ltd	508,325
3,669,000	China CITIC Bank Corp Ltd Class H(a)	2,225,934
Shares		Fair Value
Financial — (continued)
8,429,000	China Construction Bank Corp Class H	$ 6,902,115
608,500	China Merchants Bank Co Ltd Class H	2,222,116
1,321,500	China Minsheng Banking Corp Ltd Class H(a)	911,459
952,400	China Vanke Co Ltd Class H	3,225,435
1,948,831	Commerce Asset Holding	2,690,943
194,198	Commercial International Bank Egypt SAE GDR	802,795
1,342,000	Country Garden Holdings Co Ltd	1,629,599
179,756	DLF Ltd(a)	456,709
405,109	Dubai Islamic Bank PJSC	551,479
987,000	E.Sun Financial Holding Co Ltd(a)	645,663
367,201	FirstRand Ltd	1,672,554
780,600	Grupo Financiero Banorte SAB de CV Class O	3,810,498
18,933	Hana Financial Group Inc	615,755
46,811	HDFC Bank Ltd(a)	1,423,983
30,900	HDFC Bank Ltd ADR	3,200,931
203,700	Hong Leong Bank	1,004,869
39,104	Hyundai Marine & Fire Insurance Co Ltd(a)	1,436,034
5,344,000	Industrial & Commercial Bank of China Ltd Class H	3,800,973
30,833	Industrial Bank of Korea(a)	388,313
35,900	Itau Unibanco Holding SA ADR	328,126
236,000	Jiayuan International Group Ltd(a)	436,586
29,534	KB Financial Group Inc(a)	1,232,065
837,100	Krungthai Card PCL(a)	785,441
258,500	Longfor Group Holdings Ltd	768,807
41,562	Meritz Fire & Marine Insurance Co Ltd(a)	812,936
371,316	Muangthai Capital PCL(a)	559,528
40,139	OTP Bank Nyrt	1,622,141
1,004,000	Ping An Insurance Group Co of China Ltd Class H	8,857,304
569,000	Postal Savings Bank of China Co Ltd Class H(a)(b)	299,678
31,039	Qatar National Bank QPSC(a)	1,654,261
1,323,723	Sberbank of Russia PJSC	3,571,508
204,701	Sberbank of Russia PJSC Sponsored ADR	2,243,523
432,000	Shimao Property Holdings Ltd	1,150,594
26,655	Shinhan Financial Group Co Ltd(a)	945,083
197,300	Tisco Financial Group PCL	474,565
456,505	Turkiye Garanti Bankasi AS	684,245
5,463,000	Yuanta Financial Holding Co Ltd	2,746,415
		93,187,898
Industrial — 3.47%
366,500	Anhui Conch Cement Co Ltd Class H	1,772,311

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
Industrial — (continued)
1,136,000	China Resources Cement Holdings Ltd	$ 1,024,371
12,029	Daelim Industrial Co Ltd(a)	1,105,057
3,449,800	DMCI Holdings Inc	838,205
62,831	Escorts Ltd	634,864
185,900	Grupo Aeroportuario del Centro Norte SAB de CV(a)	887,227
10,880	GS Engineering & Construction Corp(a)	426,714
119,000	Haitian International Holdings Ltd	228,912
96,270	Hiwin Technologies Corp	694,545
69,337	Imperial Logistics Ltd(a)	327,896
12,000	Largan Precision Co Ltd	1,252,140
1,254,000	Lonking Holdings Ltd(a)	323,999
8,169	Samsung Electro-Mechanics Co Ltd(a)	761,528
46,500	Sunny Optical Technology Group Co Ltd	413,573
598,000	Tianneng Power International Ltd	498,638
2,528,000	West China Cement Ltd(a)	342,868
29,726	Yageo Corp	307,897
		11,840,745
Technology — 15.93%
214,300	Infosys Ltd Sponsored ADR	2,040,136
40,844	Larsen & Toubro Infotech Ltd(b)	1,013,235
16,956	Momo Inc Sponsored ADR(a)	402,705
521,723	Samsung Electronics Co Ltd	18,162,075
4,828	Samsung SDS Co Ltd(a)	883,569
9,693	Samwha Capacitor Co Ltd(a)	464,707
3,465	SK Holdings Co Ltd	808,495
117,929	SK Hynix Inc(a)	6,429,079
303,000	Taiwan Semiconductor Manufacturing Co Ltd	2,200,154
496,100	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	18,311,051
133,697	Tata Consultancy Services Ltd	3,625,175
		54,340,381
Utilities — 2.58%
656,278	Aguas Andinas SA Class A	360,972
152,500	Beijing Enterprises	808,622
178,000	China Resources Gas Group Ltd(a)	705,337
145,436	Enea SA(a)	385,422
5,889,818	Enel Americas SA(a)	1,041,940
167,209	Engie Energia Chile SA	305,626
118,624	GAIL India Ltd(a)	612,078
17,953	Korea Electric Power Corp(a)	531,797
279,300	PGE Polska Grupa Energetyczna SA(a)	748,911
Shares		Fair Value
Utilities — (continued)
1,160,175	Power Grid Corp of India Ltd	$ 3,299,833
		8,800,538
TOTAL COMMON STOCK — 96.32% (Cost $385,955,559)		$328,573,522
PREFERRED STOCK
Basic Materials — 0.28%
77,900	Braskem SA(a)	951,426
Financial — 0.96%
327,860	Banco Bradesco SA	3,263,739
TOTAL PREFERRED STOCK — 1.24% (Cost $3,855,192)		$ 4,215,165
WARRANTS
Consumer, Non-Cyclical — 1.25%
49,544	Kweichow Moutai Co Ltd(a)	4,279,548
TOTAL WARRANTS — 1.25% (Cost $4,869,286)		$ 4,279,548
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.62%
$ 999,323	Undivided interest of 1.80% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $999,323 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(d)	999,323
999,323	Undivided interest of 5.04% in a repurchase agreement (principal amount/value $19,865,806 with a maturity value of $19,869,139) with Citigroup Global Markets Inc, 3.02%, dated 12/31/18 to be repurchased at $999,323 on 1/2/19 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 2.50% - 8.00%, 1/25/19 - 7/15/60, with a value of $20,263,122.(d)	999,323

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 121,043	Undivided interest of 7.07% in a repurchase agreement (principal amount/value $1,714,514 with a maturity value of $1,714,795) with JP Morgan Securities, 2.95%, dated 12/31/18 to be repurchased at $121,043 on 1/2/19 collateralized by U.S. Treasury securities, 1.13%, 2/28/21, with a value of $1,748,805.(d)	$ 121,043
SHORT TERM INVESTMENTS — 0.62% (Cost $2,119,689)		$ 2,119,689
TOTAL INVESTMENTS — 99.43% (Cost $396,799,726)		$339,187,924
OTHER ASSETS & LIABILITIES, NET — 0.57%		$ 1,940,297
TOTAL NET ASSETS — 100.00%		$341,128,221
(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2018.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Summary of Investments by Country as of December 31, 2018.
Country	Fair Value	Percentage of Fund Investments
China	$ 91,755,324	27.05%
South Korea	55,938,297	16.49
Taiwan	33,629,237	9.91
India	27,889,712	8.22
Brazil	24,335,964	7.17
South Africa	17,634,470	5.20
Russia	16,917,733	4.99
Mexico	11,526,573	3.40
Hong Kong	11,332,966	3.34
Thailand	8,654,961	2.55
Indonesia	8,003,107	2.36
Malaysia	7,583,346	2.24
Luxembourg	4,279,548	1.26
Hungary	3,349,054	0.99
Poland	3,148,107	0.93
Chile	2,967,734	0.88
Philippines	2,710,943	0.80
United States	2,119,689	0.62
Qatar	1,654,261	0.49
Turkey	1,528,979	0.45
Singapore	873,645	0.26
Egypt	802,795	0.24
United Arab Emirates	551,479	0.16
Total	$339,187,924	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West Emerging Markets Equity Fund
ASSETS:
Investments in securities, fair value (including $2,045,892 of securities on loan)(a)	$337,068,235
Repurchase agreements, fair value(b)	2,119,689
Cash	4,594,057
Cash denominated in foreign currencies, fair value(c)	239,716
Dividends receivable	837,297
Subscriptions receivable	88,563
Receivable for investments sold	348,580
Total Assets	345,296,137
LIABILITIES:
Payable for director fees	4,280
Payable for distribution fees	13
Payable for investments purchased	39
Payable for other accrued fees	224,218
Payable for shareholder services fees	3,802
Payable to investment adviser	229,856
Payable upon return of securities loaned	2,119,689
Redemptions payable	1,586,019
Total Liabilities	4,167,916
NET ASSETS	$341,128,221
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,386,314
Paid-in capital in excess of par	432,387,309
Total distributable earnings	(95,645,402)
NET ASSETS	$341,128,221
NET ASSETS BY CLASS
Investor Class	$12,536,112
Class L	$82,346
Institutional Class	$328,509,763
CAPITAL STOCK:
Authorized
Investor Class	50,000,000
Class L	15,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	1,609,003
Class L	10,690
Institutional Class	42,243,446
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$7.79
Class L	$7.70
Institutional Class	$7.78
(a) Cost of investments	$394,680,037
(b) Cost of repurchase agreements	$2,119,689
(c) Cost of cash denominated in foreign currencies	$239,631
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the period ended December 31, 2018
Great-West Emerging Markets Equity Fund(a)
INVESTMENT INCOME:
Income from securities lending	$19,303
Dividends	9,684,631
Foreign withholding tax	(1,075,801)
Total Income	8,628,133
EXPENSES:
Management fees	3,579,867
Shareholder services fees – Investor Class	48,168
Shareholder services fees – Class L	58
Audit and tax fees	66,406
Custodian fees	361,915
Director's fees	22,731
Distribution fees – Class L	42
Legal fees	3,472
Pricing fees	12,862
Registration fees	96,620
Shareholder report fees	490
Transfer agent fees	10,680
Other fees	211
Total Expenses	4,203,522
Less amount waived by investment adviser	769,799
Less amount waived by distributor - Class L	20
Net Expenses	3,433,703
NET INVESTMENT INCOME	5,194,430
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(37,987,590)
Net change in unrealized depreciation on investments and foreign currency translations	(57,611,717)
Net Realized and Unrealized Loss	(95,599,307)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(90,404,877)
(a)Fund commenced operations on January 5, 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the period ended December 31, 2018
Great-West Emerging Markets Equity Fund	2018 (a)
OPERATIONS:
Net investment income	$5,194,430
Net realized loss	(37,987,590)
Net change in unrealized depreciation	(57,611,717)
Net Decrease in Net Assets Resulting from Operations	(90,404,877)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(123,364)
Class L	(1,525)
Institutional Class	(5,115,636)
From Net Investment Income and Net Realized Gains	(5,240,525)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	21,461,232
Class L	94,869
Institutional Class	500,545,512
Shares issued in reinvestment of distributions
Investor Class	123,364
Class L	1,525
Institutional Class	5,115,636
Shares redeemed
Investor Class	(5,656,893)
Class L	(8,965)
Institutional Class	(84,902,657)
Net Increase in Net Assets Resulting from Capital Share Transactions	436,773,623
Total Increase in Net Assets	341,128,221
NET ASSETS:
Beginning of Period	0
End of Period	$341,128,221
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	2,218,106
Class L	11,601
Institutional Class	51,200,386
Shares issued in reinvestment of distributions
Investor Class	15,511
Class L	199
Institutional Class	637,397
Shares redeemed
Investor Class	(624,614)
Class L	(1,110)
Institutional Class	(9,594,337)
Net Increase	43,863,139
(a) Fund commenced operations on January 05, 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018 (d)	$10.00	0.09	(2.22)	(2.13)	(0.08)	-	(0.08)	$7.79	(21.34%) (e)
Class L
12/31/2018 (d)	$10.00	0.08	(2.23)	(2.15)	(0.15)	-	(0.15)	$7.70	(21.53%) (e)
Institutional Class
12/31/2018 (d)	$10.00	0.12	(2.22)	(2.10)	(0.12)	-	(0.12)	$7.78	(21.02%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2018 (d)	$ 12,536	1.56% (g)	1.23% (g)	0.98% (g)	60% (e)
Class L
12/31/2018 (d)	$ 82	124.05% (g)	1.48% (g)	1.00% (g)	60% (e)
Institutional Class
12/31/2018 (d)	$328,510	1.07% (g)	0.88% (g)	1.37% (g)	60% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West Emerging Markets Equity Fund (the Fund) are included herein. The Fund commenced operations on January 5, 2018. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2018

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector, industry or geography classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 82,026,368	$ 246,547,154	$ —	$ 328,573,522
Preferred Stock	—	4,215,165	—	4,215,165
Warrants	—	4,279,548	—	4,279,548
Short Term Investments	—	2,119,689	—	2,119,689
Total Assets	$ 82,026,368	$ 257,161,556	$ 0	$ 339,187,924

Annual Report - December 31, 2018

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
2018
Ordinary income	$5,240,525
$5,240,525
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.

Annual Report - December 31, 2018

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$2,207
Undistributed long-term capital gains	—
Net unrealized appreciation on foreign currency	124
Capital loss carryforwards	(22,365,062)
Post-October losses	(12,874,332)
Net unrealized depreciation	(60,408,339)
Tax composition of capital	$(95,645,402)
At December 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2018, were as follows:
No Expiration	$(22,365,062)
Total	$(22,365,062)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(48,302)	$(12,826,030)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$399,596,223
Gross unrealized appreciation on investments	5,598,513
Gross unrealized depreciation on investments	(66,006,852)
Net unrealized depreciation on investments	$(60,408,339)
Application of Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.
2.  RISK EXPOSURES
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2018

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the Fund's average daily net assets over $1 billion dollars and 0.83% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.88% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$769,799	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $663,218,187 and $230,445,764, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities

Annual Report - December 31, 2018

on loan valued at $2,045,892 and received collateral as reported on the Statement of Assets and Liabilities of $2,119,689 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2018, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Emerging Markets Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statements of operations and changes in net assets, and the financial highlights for the period from January 5, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the period from January 5, 2018 (commencement of operations) to December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $1,065,900 and has derived gross income from sources within foreign countries amounting to $9,919,638.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019